UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): November 26, 2007

DEEP WELL OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-24012	13-3087510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10117 Jasper Avenue, Suite 510, Edmonton, Alberta, Canada	T5J 1W8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

As previously reported on October 30, 2007 on Form 10-QSB, Signet Energy, Inc. now known as 1350826 Alberta Ltd. (herein after referred to as "Farmee" subsequently acquired by Andora Energy Corporation) filed against Deep Well Oil & Gas, Inc. and it’s subsidiaries (the “Company”) with a Statement of Claim filed on June 1, 2007 in the Court of Alberta, District of Calgary. On June 25, 2007, the Company served Signet with a Statement of Defence and Counterclaim issued in the Alberta Court District of Calgary.

On November 26, 2007 Deep Well Oil & Gas, Inc. and its subsidiaries (herein after referred to as the “Company”) entered into mediation with the Farmee and Andora Energy Inc. and resolved their differences and certain collateral matters on the terms contained in the Minutes of Settlement (“Settlement”) in which the parties shall jointly discontinue and release the other with respect to Court of Queen’s Bench Action No. 0701-05692 Claim and Counterclaim. Attached hereto as exhibit 10.1 are the Minutes of Settlement. The Settlement includes but is not limited to:

1.
the Farmout Agreement, dated February 25, 2005 by and between the Company and its subsidiaries, and Surge Global Energy, Inc., Signet Energy, Inc. (formerly known as Surge Global Energy (Canada) Ltd.), filed with Form 10-KSB on February 23, 2007, (herein after referred to as the “Farmout Agreement”), being effectively terminated;

2.	the Farmee being regarded as having earned the two sections on which the option wells were drilled and 4 additional sections as set out in the Settlement;
3.	the Farmee will reconvey registered title to 57.5 unearned sections of the Farmout Lands, as defined in the Farmout Agreement, to the Company.
4.	the Company having the right to retest, at its sole cost and expense, the option wells previously drilled; and
5.	Andora has acknowledged that Deep Well is not responsible for any royalty assumed by Deep Well on behalf of Signet in the Farmout Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this report is incorporated by reference into this Item 1.02. As noted above, the Farmout Agreement dated February 25, 2005 2005 by and between the Deep Well Oil & Gas, Inc., Northern Alberta Oil Ltd., and Surge Global Energy, Inc., Signet Energy, Inc. (formerly known as Surge Global Energy (Canada) Ltd. and now known as 1350826 Alberta Ltd.) and incorporated herein by reference as exhibit 10.2, has effectively been terminated concurrently with the execution of the Settlement agreement.

Item 8.01 Other Events.

On December 4, 2007, the Company issued a press release announcing that it had entered into mediation with the Farmee, under which the parties resolved their differences and certain collateral matters on the terms contained in the Settlement. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

Not Applicable.

(d) Exhibits to subject matter reported on this Form 8-K

Exhibit No.	Description
10.1
Minutes of Settlement dated November 26, 2007 by and between Deep Well Oil & Gas, Inc. and its subsidiaries and 1350826 Alberta Ltd. (formerly known as Signet Energy Inc.) and Andora Energy Corporation (formerly known as Pan Orient Energy Inc.), filed herewith.

10.2
Forming Schedule A to the Minutes of Settlement is the Farmout Agreement dated February 25, 2005 by and between the Company and its subsidiaries, and Surge Global Energy, Inc., Signet Energy, Inc. (formerly known as Surge Global Energy (Canada) Ltd.), filed with Form 10-KSB on February 23, 2007, and incorporated herein by reference.

99.1	Press Release, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEEP WELL OIL & GAS, INC.

Date: December 13, 2007	By:	/s/ Horst A. Schmid
Dr. Horst A. Schmid
President and CEO